SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                   ________________________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 27, 2008

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

Nevada			333-102555			91-2051923
(State or Other 	(Commission File Number)	(IRS Employer
Jurisdiction 						Identification
of Incorporation)					Number)

          1165 North Clark Street, Suite 410 Chicago, Illinois 60610
              (Address of Principal Executive Offices, Zip Code)

  Registrant's telephone number, including area code: (312) 867-0033
                   ________________________________________

   2400 East Commercial Boulevard, Suite 618, Fort Lauderdale, Florida 33308
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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As used herein, the terms, "we," "us," "our," and the "Company" refers to
Invicta Group, Inc., a Nevada corporation, unless otherwise stated.

                     MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S MARKETING PLANS, GOALS, COMPETITIVE CONDITIONS, REGULATIONS THAT AFFECT PUBLIC COPMPANIES THAT HAVE NO EXISTING BUSINESS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND IMPORTANT FACTORS DESCRIBED IN THIS FORM 8-K FOR INVICTA, INC., INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN BELOW. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS LIMITED OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, AND REGULATORY BURDENS PLACED ON PUBLIC COMPANIES, ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	On June 27, 2008 we closed (the "Closing") on the acquisition of certain assets from Image Worldwide, Inc., a Colorado corporation (the "Seller") in accordance with the Asset Purchase Agreement (dated June 23,
2008) (the "Agreement").

	While the Agreement involved the purchase of certain assets from the Seller, the Agreement also included other transactional understandings and commitments as summarized below.

	In connection with the purchase of assets from the Seller, we acquired the following assets (the "Assets") in accordance with the Agreement:

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(a)	City Book Savings Website  www.CityBooksavings.com;

(b)	Domain name - www.CityBooksavings.com;

(c)	Database of clients; and

(d)	Future business.

	The Assets were acquired from the Seller in exchange for our issuance of 5,000,000 shares of our newly-designated Series G Preferred Stock (the "Series G Stock"). Each share of the Series G Preferred Stock has 1,000 votes per share (and is entitled to vote with our Common Stock on all matters submitted to our common stockholders), is convertible into 1,000 shares of our common stock, and has a liquidation right to 1,000 shares of our Common Stock. We did not assume any liabilities of the Seller in purchasing the Assets.

	We believe that we may be able to utilize the Assets by developing and refining the business model that the Seller developed. To that extent, we are continuing our review and evaluation of how the Assets may be used and the key employees that we may need to hire to fully exploit the opportunities that the Assets may provide. If we are successful in our efforts, we may be successful in expanding our revenues and, to the extent that circumstances allow, we may be able to develop and expand our existing business. However, there can be no assurance that we will be successful in these efforts. We are a small company with limited financial and managerial resources. We face significant uncertainties and risks as we attempt to implement our plans.

	We, the Seller, and our current officers and directors also agreed to the following additional understandings and commitments and as set forth in the Agreement. They are as follows.

	First, the Seller agreed to pay the sum of $27,500 to the Invicta Bank Account on or before the closing.

	Second, we entered into a consulting agreement with Mr. William G. Forhan, a Director, and agreed to pay him the sum of $36,250 within 30 days after the Closing and an amount equal to 12.50% of the net proceeds that we receive (after the bridge loans) from our future efforts to raise additional capital but no more than $62,500 during the 15 month period from and after the Closing. The term of the consulting agreement is nine months.

	Third, we entered into a consulting agreement with Mr. Richard David Scott, a Director, and agreed to pay him the sum of $36,250 within 30 days after the Closing and an amount equal to 12.50% of the net proceeds that we receive (after the bridge loans) from our future efforts to raise additional capital but no more than $62,500 during the 15 month period from and after the Closing. The term of the consulting agreement is nine months.

	Fourth, we agreed to transfer the lease (and all associated assets) for our current office in Florida to Mr. Forhan and Mr. Scott. (See discussion below in Item 2.01.)

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	Fifth and in exchange for certain Series C Preferred Stock issued to or issuable to Mr. Forhan and Mr. Scott, we agreed to grant the following Common Stock Purchase Warrants (the "Warrants"): 2,473,120 Warrants to Mr. William
G. Forhan; 1,451,612 Warrants to Mr. Richard David Scott; and 1,075,268 Warrants to Ms. Mercedes Henze. All of the Warrants are to be issued with a restricted securities legend pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 since each of the above persons are officers and Directors of the Company and each has full and unrestricted access to all of our books and records sufficient to allow each to make an informed investment decision.

	Sixth, we confirmed the prior issuance of the following Common Stock Purchase Options (the "Options"): 4,000,000 Options to Mr. William G. Forhan, a Director; 2,000,000 Options to Mr. Richard David Scott, a Director; and 160,000 Options to Mercedes Henze, an officer. All of the Options are to be issued with a restricted securities legend pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 since each of the above persons are officers and/or Directors of the Company and each has full and unrestricted access to all of our books and records sufficient to allow each to make an informed investment decision.

	Seventh, we agreed that all of the Series E Preferred Stock issued to or issuable to Mr. William G. Forhan, a Director and to Mr. Richard David Scott, a Director are to be exchanged for our issuance of 26,666 shares of our Series H Preferred Stock to Mr. Forhan and for our issuance of 26,666 shares of our Series H Preferred Stock to Mr. Scott, respectively. All of the shares of the Series H Preferred Stock are to be issued with a restricted securities legend pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 since each of the above persons are officers and Directors of the Company and each has full and unrestricted access to all of our books and records sufficient to allow each to make an informed investment decision.

	Eighth, we accepted the resignations of Mr. Forhan, Mr. Scott, and Ms. Henze, as officers and Directors of the Company and we elected Paul Sorkin as President, Chief Executive Officer, and Chairman of the Company.

	Ninth, Mr. Forhan, a Director, agreed to assign a $320,671 Promissory Note (dated September 30, 2002 and previously issued by the Company) (the "Note") to a party designated by the Seller. We have been informed that the
Note is to be assigned to a third party.


ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

	As stated above, on June 27, 2008 we closed (the "Closing") on the acquisition of certain assets from Image Worldwide, Inc., a Colorado corporation (the "Seller") in accordance with the Asset Purchase Agreement (dated June 23, 2008) (the "Agreement").

	We acquired the following assets (the "Assets") from the Seller in accordance with the Agreement: (a) City Book Savings Website
	www.CityBooksavings.com; (b) domain name - www.CityBooksavings.com; (c) database of clients; and (d) future business. The Assets were acquired from the Seller in exchange for our issuance of 5,000,000 shares of our newly-designated

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Series G Preferred Stock (the "Series G Stock").  Each share of the Series G
Preferred Stock has 1,000 votes per share (and is entitled to vote with our Common Stock on all matters submitted to our common stockholders), is convertible into 1,000 shares of our common stock, and has a liquidation right to 1,000 shares of our Common Stock. We did not assume any liabilities of the Seller in purchasing the Assets. The purchase was completed without incurring any fees to any business broker, investment banker, or other finder.

	At the same time and pursuant to the Agreement, we disposed of the assets and associated lease obligations for our offices in Florida and we entered into agreements with each of our then existing officers and directors with respect to their resignation, consulting agreements for the nine month period following their resignation, understandings regarding certain securities, options, and warrants issued and to be issued by us, and related matters.

	We believe that the acquisition of the Assets together with the continuation of the business we currently conduct and our operations at our Las Vegas, Nevada office may allow us to be better positioned for future growth. However, there can be no assurance that the acquisition of the assets will allow us to achieve any growth in revenues or, if we do achieve any growth in revenues, that we can achieve and sustain any profitability or positive cash flow at any time in the future.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Issuance of Series G Preferred Stock

	As stated above, the Agreement required that we issue 5,000,000 shares of our newly-designated Series G Preferred Stock (the "Series G Stock") to the Seller. The issuance of the Series G Preferred Stock was in exchange for the purchase of the Assets (described above). Ih that respect:

(1)	We sold 5,000,000 shares of our Series G Stock;
(2)	All of the Series G Stock was issued to Image Worldwide, Inc.;
(3)	No underwriter, placement manager, broker-dealer, or finder was used in connection with the issuance of the Series G Stock;
(4)	No commissions or finders' fees were paid in connection with the issuance of the Series G Stock;
(5)	We acquired the following assets from Image Worldwide, Inc.: (a) City
Book Savings Website	www.CityBooksavings.com; (b) domain name -
www.CityBooksavings.com; (c) database of clients; and (d) future business;
(6)	We did not receive any cash from the issuance of the Series G Stock;

(7)	We claimed the exemption provided by Section 4(2) of the Securities Act of 1933 since:

We have been assured that the management of Image Worldwide, Inc. are sophisticated and experienced in business and financial matters, we granted the management of Image Worldwide unrestricted access to our books and records, we made available our officers and directors for management's questions and answers, and we provided management with such disclosures regarding our affairs as would be equivalent to a registration statement. We also entered into the transaction

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with Image Worldwide, Inc. without any advertising or general solicitation and the Series G Preferred Stock certificates to be issued to Image Worldwide, Inc. are to be issued with a restricted securities legend.

Issuance of Common Stock Purchase Warrants

	As part of the understandings and commitments given as part of the Agreement, and in exchange for certain Series C Preferred Stock issued to or issuable to Mr. Forhan and Mr. Scott:

(1)	We agreed to grant the following Common Stock Purchase Warrants (the
"Warrants"): 2,473,120 Warrants to Mr. William G. Forhan; 1,451,612 Warrants to Mr. Richard David Scott; and 1,075,268 Warrants to Ms. Mercedes Henze.
(2)	No underwriter, placement manager, broker-dealer, or finder was used in connection with the issuance of the Warrants;
(3)	No commissions or finders' fees were paid in connection with the issuance of the Warrants;
(4)	We did not receive any cash from the issuance of the Warrants (the
Warrants were issued in exchange for the cancellation of the Series C
Preferred Stock);
(5)	We claimed the exemption provided by Section 4(2) of the Securities Act of 1933 since each of the persons who acquired the Warrants were, at the time at which they acquired the Warrants, an officer and/or Director of the Company. As such, we believe each is sophisticated and experienced in business and financial matters, each had unrestricted access to our books and records, each had a full opportunity to ask other members of management any questions and receive answers to said questions, and we took steps that each of them had such disclosures regarding our affairs as would be equivalent to a registration statement. Further, the issuance of the Warrants was undertaken without any advertising or general solicitation and the Warrant certificates are to be issued with a restricted securities legend.

Confirmation of Prior Issuance of Common Stock Purchase Options

	As part of the understandings and commitments given as part of the Agreement, we confirmed the prior issuance of the following Common Stock Purchase Options (the "Options"): 4,000,000 Options to Mr. William G. Forhan, a Director; 2,000,000 Options to Mr. Richard David Scott, a Director; and 160,000 Options to Mercedes Henze, an officer.


(1)	No underwriter, placement manager, broker-dealer, or finder was used in connection with the issuance of the Options;
(2)	No commissions or finders' fees were paid in connection with the issuance of the Options;
(3)	We did not receive any cash from the issuance of the Options;
(4)	We claimed the exemption provided by Section 4(2) of the Securities Act of 1933 since each of the persons who acquired the Options were, at the time at which they acquired the Options, an officer and/or Director of the Company. As such, we believe each is sophisticated and experienced in business and financial matters, each had unrestricted access to our books and records, each had a full opportunity to ask other members of management any questions and receive answers to said questions, and we took steps that each of them had such disclosures regarding our affairs as would be equivalent to a registration statement. Further, the issuance of the Options was undertaken without any advertising or general solicitation and the Option certificates are to be issued with a restricted securities legend.

Issuance of Series H Preferred Stock

	As part of the understandings and commitments given as part of the Agreement, and in exchange for certain Series E Preferred Stock issued to or issuable to Mr. Forhan and Mr. Scott:

(1)	We agreed to issue 26,666 shares of our Series H Preferred Stock to Mr.
Forhan and 26,666 shares of our Series H Preferred Stock to Mr. Scott.
(2)	No commissions or finders' fees were paid in connection with the issuance of the Series H Preferred Stock;
(3)	We did not receive any cash from the issuance of the Series H Preferred
Stock;
(4)	We claimed the exemption provided by Section 4(2) of the Securities Act of 1933 since each of the persons who acquired the Options were, at the time at which they acquired the Series H Preferred Stock, an officer and/or
Director of the Company. As such, we believe each is sophisticated and experienced in business and financial matters, each had unrestricted

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access to our books and records, each had a full opportunity to ask other members of management any questions and receive answers to said questions, and we took steps that each of them had such disclosures regarding our affairs as would be equivalent to a registration statement. Further, the issuance of the Series H Preferred Stock was undertaken without any advertising or general solicitation and the stock certificates are to be issued with a restricted securities legend.




ITEM  5.01  CHANGES IN CONTROL OF REGISTRANT.

	As stated above, on June 27, 2008 we closed (the "Closing") on the acquisition of certain assets from Image Worldwide, Inc., a Colorado corporation (the "Seller") in accordance with the Asset Purchase Agreement (dated June 23, 2008) (the "Agreement").

	Under the terms of the Agreement, we issued 5,000,000 shares of our newly-designated Series G Preferred Stock (the "Series G Preferred Stock") to Image Worldwide, Inc. (the "Seller"). Each share of the Series G Preferred Stock has the right to 1,000 votes (per share) and to vote with our Common Stock on all matters that may be submitted to the holders of our Common Stock.

	As a result, the Seller holds the right to five billion (5,000,000,000) votes. As of June 18, 2008, we had only 223,965,883 shares of our Common
Stock outstanding. On this basis, control of our Company has passed to Image Worldwide, Inc. since Image Worldwide, Inc. now holds 95.71%

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of the voting rights for all matters that may be submitted to the holders of our stock (before including the effect of the exercise of any options or warrants, or the conversion of any convertible securities). Image Worldwide, Inc. is a publicly-traded company (pink sheets) and whose President and Chairman is Paul Sorkin.

	As a result, Image Worldwide, Inc. effectively controls the Company and stockholders who acquire our common stock will have little or no ability to influence or control the Company's affairs, elect directors, or have any meaningful ability to have any impact on the future direction of the Company.

	All of the Series G Preferred Stock are to be issued with a restricted securities legend and pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 as we have been assured that the management of Image Worldwide, Inc. are sophisticated and experienced in business and financial matters, each received unrestricted access to our books and records, we made available our officers and directors for management's questions and answers, and we provided management with such disclosures regarding our affairs as would be equivalent to a registration statement.

ITEM  5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignations of Existing Officers and Directors

	Effective with the Closing of the Asset Purchase Agreement on June 27, 2008, the following persons resigned as officers and Directors of our
Company: Mr. William G. Forhan, Chief Executive Officer and Chairman, Mr. Richard David Scott, President and Director, and Mercedes Henze, Secretary.

	We are not aware of any circumstances suggesting that any disagreement existed between the Company and any of the persons who resigned as an officer and/or Director and we are not aware and do not believe that any disagreement existed at the time of these resignations or caused these resignations.

Election of Paul Sorkin

	Each of these resignations was given to the Company was accompanied by the election of Paul Sorkin, age 37, as the Company's President, Chief Executive Officer, and Chairman.

	From 2007 to the present, Mr. Sorkin has served as Chief Executive Officer and General Counsel at Image Worldwide, Inc. From 2005 to 2007 Mr. Sorkin has served as Chief Executive Officer and General Counsel at Image Nationwide, Inc. From 1996 to 2004, Mr. Sorkin served as Chief Operating Officer and General Counsel at S & B Collectibles. Mr. Sorkin holds a B.A. degree from the University of Illinois (1993) and a J.D. degree from Chicago Kent College of Law (1996).

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ITEM 7.01	REGULATION FD DISCLOSURE

	As stated above, on June 27, 2008 we closed (the "Closing") on the acquisition of certain assets from Image Worldwide, Inc., a Colorado corporation (the "Seller") in accordance with the Asset Purchase Agreement (dated June 23, 2008) (the "Agreement").

	We acquired the following assets (the "Assets") from the Seller in accordance with the Agreement: (a) City Book Savings Website www.CityBooksavings.com; (b) domain name - www.CityBooksavings.com; (c) database of clients; and (d) future business. The Assets were acquired from the Seller in exchange for our issuance of 5,000,000 shares of our newly-designated Series G Preferred Stock (the "Series G Stock"). Each share of the Series G Preferred Stock has 1,000 votes per share (and is entitled to vote with our Common Stock on all matters submitted to our common stockholders), is convertible into 1,000 shares of our common stock, and has a liquidation right to 1,000 shares of our Common Stock. We did not assume any liabilities of the Seller in purchasing the Assets. The purchase was completed without incurring any fees to any business broker, investment banker, or other finder.

	At the same time and pursuant to the Agreement, we disposed of the assets and associated lease obligations for our offices in Florida and we entered into agreements with each of our then existing officers and directors with respect to their resignation, consulting agreements for the nine month period following their resignation, understandings regarding certain securities, options, and warrants issued and to be issued by us, and related matters.

We are a small company and we face all of the uncertainties and risks associated with a small business together with the burdens and obligations of a publicly-traded company.

(A)  Factors That May Affect Future Results

	In General. The purchase of shares of the Company's common stock is very speculative and involves a very high degree of risk. As a small company, our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)	The market price of our common stock may fluctuate significantly.

	The market price of our common shares may fluctuate significantly in response to factors, many of which are beyond our control, such as:

	*	the announcement of new technologies by us or our competitors;
	*	quarterly variations in our and our competitors' results of
		operations;

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	*	changes in earnings estimates or recommendations by securities
		analysts;
	*	developments in our industry;
	*	general market conditions and other factors, including factors
		unrelated to our own operating performance;
	*	changing regulatory exposure, laws, rules and regulations which
		may change; and
	*	tax incentives and other changes in the tax code.

	Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)	Trading of our common stock is limited.

	Our Common Stock is traded only on the Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous liquid trading market over any long or extended period of time. This has adversely effected the liquidity of our common stock, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3)	Limited Financial Resources and Future Dilution

	We are a small company and we have limited financial resources. While we believe that we have some growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions. Further, the existing debt securities that we have issued, including, but not limited to the Note previously issued to Mr. William G. Forhan (and later assigned to a third party) and the convertible debt issued to an institutional investor will result in our issuance of additional shares of our Common Stock which will further dilute our existing stockholders.

4)	Control by Image Worldwide, Inc. and Limited Management

	As a result of the Agreement, on June 27, 2008, control over our Company passed to Image Worldwide, Inc., a Colorado corporation. The Chief Executive Officer of Image Worldwide, Inc. is Mr. Paul Sorkin who is also currently our President, Chief Executive Officer and Chairman of the Board. Since Image Worldwide, Inc. owns 5,000,000 shares of our newly-designated Series G Preferred Stock and each share has the right to 1,000 voting rights and to vote and on all matters submitted to the holders of our Common Stock, they effectively hold 95.71% of the outstanding voting rights. Because of the resignation of our existing officers and directors, the management of our company is now in the hands of one person, Mr. Sorkin. Thus, we have limited management and we cannot assure you that we will attract and retain additional experienced managerial talent in the near future. On this basis, persons who acquire our common stock have no real ability to have any influence or control over the Company, its affairs, or its future direction.

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5)	Outstanding Debt, Convertible Debt, Options and Warrants

	We have a significant amount of debt owed to our creditors and as a result of the acquisition of the Assets from Image Worldwide, Inc. we anticipate that holders of our convertible debt and holders of certain common stock purchase options and warrants will likely exercise their right to acquire shares of our Common Stock.

	In the case of the holders of our debt and convertible debt, we anticipate that these holders will likely exercise their rights and seek to avail themselves of their right to claim the exemption provided by Rule 144 of the Securities Act of 1933 ("Rule 144"). In that event, it is likely that there may be significant re-sales of our Common Stock and this may limit or depress the price of our Common Stock.

	Further, a large portion of our outstanding Common Stock are "restricted securities" and may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933 or other applicable exemptions from registration. Rule 144 provides that a non-Affiliate person holding restricted securities for a period of six months may have the restricted legend removed Possible or actual sales of our by present shareholders under Rule 144 may have a depressive effect on the price of the Company's Common Stock in any market which may develop.

6)	Risks of Low Priced Stocks.

Our common stock has only limited and sporadic trading on the Bulletin Board. As a result and due to the limited and sporadic trading market, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Common Stock. In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities.

Under this rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of

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$5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules.

In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements.

The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

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                                  SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 					INVICTA GROUP, INC.




Date: July 1, 2008			By:  /s/ Paul Sorkin
 					Paul Sorkin, President


                                   EXHIBITS

10.10	Asset Purchase Agreement  (attached)

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